UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported) July 18, 2017

ULTRALIFE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-20852	16-1387013
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Technology Parkway, Newark, New York		14513
(Address of principal executive offices)		(Zip Code)

(315) 332-7100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.   Emerging growth company  [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07     Submission of Matters to a Vote of Security Holders.

On July 18, 2017, Ultralife Corporation (“the Company”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”). Only shareholders of record at the close of business on May 22, 2017 (the “Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, there were 15,499,305 shares of common stock outstanding and entitled to vote, of which 14,617,389 (94.3%) were present in person or by proxy, representing a quorum. The results of shareholder voting on the proposals presented were as follows:

1.     The Company’s shareholders elected six Directors, all of whom constitute the Company’s entire Board of Directors, to serve for a term of one year and until their successors are duly elected and qualified. The number of shares that (i) voted for the election of each Director, (ii) withheld authority to vote for each Director, and (iii) were broker non-votes, are set forth in the table below.

Director	For	Withheld	Broker Non-Votes

Steven M. Anderson	10,202,086	195,843	4,219,460
Michael D. Popielec	10,199,980	197,949	4,219,460
Thomas L. Saeli	10,200,986	196,943	4,219,460
Robert W. Shaw II	10,196,376	201,553	4,219,460
Ranjit C. Singh	9,893,240	504,689	4,219,460
Bradford T. Whitmore	10,202,036	195,893	4,219,460

2.     The Company’s shareholders ratified the selection of the Company’s independent registered accounting firm as Freed Maxick CPA’s P.C. for 2017. The number of shares that (i) voted for the ratification of the accounting firm, (ii) voted against the ratification, and (iii) abstained from the vote are set forth in the table below.

For	Against	Abstain

14,374,002	11,475	231,912

3.      The Company’s shareholders approved an advisory resolution on executive compensation. The number of shares that (i) voted for the resolution, (ii) voted against the resolution, (iii) abstained from the vote, and (iv) were broker non-votes, are set forth in the table below.

For	Against	Abstain	Broker Non-Votes

10,280,896	98,045	18,988	4,219,460

4.      The Company’s shareholders indicated their preference, on a non-binding advisory basis, that the frequency of future advisory votes on executive compensation be “3 Years”. The number of shares that (i) voted for 1 Year, (ii) voted for 2 Years, (iii) voted for 3 Years, and (iv) abstained from the vote, are set forth in the table below.

1 Year	2 Years	3 Years	Abstain

3,388,283	46,930	6,951,703	11,013

In consideration of the voting results of the Annual Meeting and other factors, the Board of Directors has determined that the frequency of future advisory votes on executive compensation will be three years.

5.      The Company’s shareholders did not approve a shareholder proposal entitled “Shareholder Proxy Access”. The number of shares that (i) voted for the proposal, (ii) voted against the proposal, (iii) abstained from the vote, and (iv) were broker non-votes, are set forth in the table below.

For	Against	Abstain	Broker Non-Votes

3,230,274	7,110,186	57,469	4,219,460

Item 8.01     Other Events.

Following the Annual Meeting, the newly elected Board of Directors met and took the action described below.

Officer Positions

The Board reaffirmed the Company’s Executive Officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2017		ULTRALIFE Corporation

	By:	/s/ Philip A. Fain
Philip A. Fain
Chief Financial Officer and Treasurer